Dear Valued Customer:

Inside this book you will find annual reports dated December 31, 2004 for the thirty-three investment subaccounts available through your Kansas City Life Century II variable contract.

2004 saw the resolution of election-season uncertainty and a host of quality IPO’s lead the charge against a spike in oil prices and overseas struggles, helping the economy persevere through uncertain times. Yet while the major economic indexes showed modest gains for the year, the recent months and years have taught us that anything can happen in both the markets and the world around us. As always, the value of prudent decision-making cannot be understated.

Going forward, take care to weigh your time horizon in conjunction with your major financial goals when making your investment decisions. Be realistic when making plans for your future, and be open with your registered representative when discussing your objectives.

Please call your registered representative or Kansas City Life at 1-800-616-3670 if you have questions about the Annual Report of Funds or your Century II variable contract. You can also access information about your Century II variable contract(s) at www.kclife.com.

We appreciate your business and thank you for the trust you have placed in us. Kansas City Life remains committed to helping customers build a financially sound future for themselves and their families.

Sincerely,
R. Philip Bixby, President and CEO

Kansas City Life's Century II Variable Product Series is
distributed through Sunset Financial Services Inc.,
3520 Broadway, Kansas City, MO 64111, (816) 753-7000 (OSJ), Member NASD/SIPC